UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2022

Goldman Sachs Middle Market Lending Corp. II

(Exact name of registrant as specified in its charter)

Delaware	000-56369	87-3643363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Street, New York, New York	10282
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 655-4702

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b–2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01 – Regulation FD Disclosure.

On September 2, 2022, Goldman Sachs Middle Market Lending Corp. II (the “Company”) disclosed the below information:

Recent Investment Activity

From July 1, 2022 to August 29, 2022, the Company made new investment commitments of $37.6 million. 98.9% of new investment commitments (by cost) were composed of first lien debt and the remaining 1.1% were composed of common equity, made across three new Portfolio Companies.

Set forth below is a brief description of the Company’s investment activity during the period from July 1, 2022 to August 29, 2022:

New Investment Commitments:

SEM Holdings, LLC. (“Southeast Mechanical”)

Founded in 2020, Southeast Mechanical is an HVAC services platform composed of local market-leading brands in the Carolinas serving residential customers (46% of revenue) and commercial customers (54% of revenue). Southeast Mechanical primarily serves single-unit properties. In July 2022, the Company provided a $0.6 million revolver, a $3.5 million first lien term loan and a $2.4 million first lien delayed draw term loan to Southeast Mechanical, and purchased $0.4 million in common equity of Southeast Mechanical. The foregoing first lien loans bear interest at a rate of SOFR plus 6.00% (subject to a 1.00% SOFR floor) per year and mature in 2027.

LCG Vardiman Black, LLC (“Specialty Dental Brands”)

Founded in 2017, Specialty Dental Brands is a multi-specialty dental support organization (DSO) that integrates pediatric dentists, orthodontists and oral surgeon practices under one network. Specialty Dental Brands has 165 doctors in 152 offices across 14 states, primarily in the Mountain West and South. In July 2022, the Company provided a $9.7 million first lien delayed draw term loan to Specialty Dental Brands. The foregoing first lien loan bears interest at a rate of SOFR plus 7.00% (subject to a 0.50% SOFR floor) and matures in 2027.

ClearCourse Partnership Acquireco Finance Limited (“ClearCourse”)

Founded in 2018, ClearCourse is a United Kingdom-based platform of 34 vertical software businesses that provide software and integrated payments to small- and medium-sized businesses. In August 2022, the Company provided a $11.0 million first lien term loan and a $10.0 million first lien delayed draw term loan to ClearCourse. The foregoing first lien loans bear interest at a rate equal to the Sterling Overnight Index Average (“SONIA”) plus 7.25% per year and will mature in 2028.

* * *

The information disclosed under this Item 7.01 is being “furnished” and shall not be deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Goldman Sachs Middle Market Lending Corp. II (Registrant)

Date: September 2, 2022	By:	/s/ Alex Chi
Name: Alex Chi
Title: Co-Chief Executive Officer and Co-President

	By:	/s/ David Miller
Name: David Miller
Title: Co-Chief Executive Officer and Co-President